                                                                    EXHIBIT 20.1
                                                                    ------------
                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-1

Original Principal Balance                                        222,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                                0.00      0.000000

        Principal Amount of Notes as of Current Distribution Date                              0.00      0.000000

                                        Pool Factor                                        0.000000

PRINCIPAL DISTRIBUTION AMOUNT:

        Principal Distribution Amount                                         0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                            0.00                       0.000000
        Plus: Prior Interest Carryover                                        0.00                       0.000000
                                                                              ----

        Total Interest Distributable Amount                                   0.00                       0.000000

        Interest Distribution Amount                                          0.00                       0.000000
                                                                              ----

        Current Interest Carryover                                                             0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                 971,956,834.19

        Overcollateralization Amount                                 63,177,194.22

        Servicing Fee                                                 1,055,316.00                       0.703544

        Spread Account                                                9,719,568.34
        Net Change in Spread Account                                   (411,466.60)

        Net Collections                                              49,060,654.15

        Aggregate Principal Balance of Delinquent Contracts           5,123,909.61

        Aggregate Excess Spread Amount                               30,106,993.81
        Total Initial Spread Deposit Repayment                      (15,000,000.00)
                                                                    --------------
        Certificate Distributable Amount                             15,106,993.81
                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-2

Original Principal Balance                                        555,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                      288,154,657.60    519.197581

        Principal Amount of Notes as of Current Distribution Date                    254,854,665.91    459.197596

                                        Pool Factor                                        0.459198

PRINCIPAL DISTRIBUTION AMOUNT:

        Principal Distribution Amount                                33,299,991.69                      59.999985

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                      362,594.61                       0.653324
        Plus: Prior Interest Carryover                                        0.00                       0.000000
                                                                    --------------
        Total Interest Distributable Amount                             362,594.61                       0.653324

        Interest Distribution Amount                                    362,594.61                       0.653324
                                                                    --------------

        Current Interest Carryover                                                             0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                 971,956,834.19

        Overcollateralization Amount                                 63,177,194.22

        Servicing Fee                                                 1,055,316.00                       0.703544

        Spread Account                                                9,719,568.34
        Net Change in Spread Account                                   (411,466.60)

        Net Collections                                              49,060,654.15

        Aggregate Principal Balance of Delinquent Contracts           5,123,909.61

        Aggregate Excess Spread Amount                               30,106,993.81
        Total Initial Spread Deposit Repayment                      (15,000,000.00)
                                                                    --------------
        Certificate Distributable Amount                             15,106,993.81
                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-3

Original Principal Balance                                        200,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                      200,000,000.00   1000.000000

        Principal Amount of Notes as of Current Distribution Date                    200,000,000.00   1000.000000

                                        Pool Factor                                        1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

        Principal Distribution Amount                                         0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                      365,000.00                       1.825000
        Plus: Prior Interest Carryover                                        0.00                       0.000000
                                                                    --------------
        Total Interest Distributable Amount                             365,000.00                       1.825000

        Interest Distribution Amount                                    365,000.00                       1.825000
                                                                    --------------

        Current Interest Carryover                                                             0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                 971,956,834.19

        Overcollateralization Amount                                 63,177,194.22

        Servicing Fee                                                 1,055,316.00                       0.703544

        Spread Account                                                9,719,568.34
        Net Change in Spread Account                                   (411,466.60)

        Net Collections                                              49,060,654.15

        Aggregate Principal Balance of Delinquent Contracts           5,123,909.61

        Aggregate Excess Spread Amount                               30,106,993.81
        Total Initial Spread Deposit Repayment                      (15,000,000.00)
                                                                    --------------
        Certificate Distributable Amount                             15,106,993.81
                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-4

Original Principal Balance                                        331,750,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                      331,750,000.00   1000.000000

        Principal Amount of Notes as of Current Distribution Date                    331,750,000.00   1000.000000

                                        Pool Factor                                        1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

        Principal Distribution Amount                                         0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                      776,847.92                       2.341667
        Plus: Prior Interest Carryover                                        0.00                       0.000000
                                                                    --------------
        Total Interest Distributable Amount                             776,847.92                       2.341667

        Interest Distribution Amount                                    776,847.92                       2.341667
                                                                    --------------

        Current Interest Carryover                                                             0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                 971,956,834.19

        Overcollateralization Amount                                 63,177,194.22

        Servicing Fee                                                 1,055,316.00                       0.703544

        Spread Account                                                9,719,568.34
        Net Change in Spread Account                                   (411,466.60)

        Net Collections                                              49,060,654.15

        Aggregate Principal Balance of Delinquent Contracts           5,123,909.61

        Aggregate Excess Spread Amount                               30,106,993.81
        Total Initial Spread Deposit Repayment                      (15,000,000.00)
                                                                    --------------
        Certificate Distributable Amount                             15,106,993.81
                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class B-1

Original Principal Balance                                                                   56,250,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS            BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                     42,449,036.39       754.649536

                 Principal Amount of Notes as of Current Distribution Date                   40,724,991.35       723.999846

                                                 Pool Factor                                      0.724000

PRINCIPAL DISTRIBUTION AMOUNT:

                 Principal Distribution Amount                                 1,724,045.04                       30.649690

INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       82,775.62                        1.471567
                 Plus: Prior Interest Carryover                                        0.00                        0.000000
                                                                               ------------
                 Total Interest Distributable Amount                              82,775.62                        1.471567

                 Interest Distribution Amount                                     82,775.62                        1.471567
                                                                               ------------

                 Current Interest Carryover                                                           0.00         0.000000

                                                                                             PER $1000
                                                                                             AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                    ORIG PRIN BAL
                 Aggregate Principal Balance                           971,956,834.19

                 Overcollateralization Amount                           63,177,194.22

                 Servicing Fee                                           1,055,316.00         0.703544

                 Spread Account                                          9,719,568.34
                 Net Change in Spread Account                             (411,466.60)

                 Net Collections                                        49,060,654.15

                 Aggregate Principal Balance of Delinquent Contracts     5,123,909.61

                 Aggregate Excess Spread Amount                         30,106,993.81
                 Total Initial Spread Deposit Repayment                (15,000,000.00)
                                                                       --------------
                                                                       --------------
                 Certificate Distributable Amount                       15,106,993.81
                                                                       ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class C-1

Original Principal Balance                                                                          63,750,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                   48,122,415.96  754.861427

                 Principal Amount of Notes as of Current Distribution Date                 46,167,949.63  724.203131

                                                 Pool Factor                                    0.724203

PRINCIPAL DISTRIBUTION AMOUNT:

                 Principal Distribution Amount                                1,954,466.33                30.658295

INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                      99,854.01                1.566337
                 Plus: Prior Interest Carryover                                       0.00                0.000000
                                                                              ------------
                 Total Interest Distributable Amount                             99,854.01                1.566337

                 Interest Distribution Amount                                    99,854.01                1.566337
                                                                              ------------

                 Current Interest Carryover                                                         0.00  0.000000

                                                                                               PER $1000
                                                                                                AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                       ORIG PRIN BAL
                 Aggregate Principal Balance                                971,956,834.19

                 Overcollateralization Amount                                63,177,194.22

                 Servicing Fee                                                1,055,316.00         0.703544

                 Spread Account                                               9,719,568.34
                 Net Change in Spread Account                                  (411,466.60)

                 Net Collections                                             49,060,654.15

                 Aggregate Principal Balance of Delinquent Contracts          5,123,909.61

                 Aggregate Excess Spread Amount                              30,106,993.81
                 Total Initial Spread Deposit Repayment                     (15,000,000.00)
                                                                            --------------
                 Certificate Distributable Amount                            15,106,993.81
                                                                            ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class D-1

Original Principal Balance                                       48,750,000.00

                                                                                                           PER $1000
                                                                                                           ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS       BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                   36,775,656.83     754.372448

                 Principal Amount of Notes as of Current Distribution Date                 35,282,033.08     723.734012

                                                 Pool Factor                                    0.723734

PRINCIPAL DISTRIBUTION AMOUNT:

                 Principal Distribution Amount                               1,493,623.75                     30.638436

INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                     97,149.03                      1.992801
                 Plus: Prior Interest Carryover                                      0.00                      0.000000
                                                                             ------------
                 Total Interest Distributable Amount                            97,149.03                      1.992801

                 Interest Distribution Amount                                   97,149.03                      1.992801
                                                                             ------------

                 Current Interest Carryover                                                         0.00       0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

                 Aggregate Principal Balance                          971,956,834.19

                 Overcollateralization Amount                          63,177,194.22

                 Servicing Fee                                          1,055,316.00              0.703544

                 Spread Account                                         9,719,568.34
                 Net Change in Spread Account                            (411,466.60)

                 Net Collections                                       49,060,654.15

                 Aggregate Principal Balance of Delinquent Contracts    5,123,909.61

                 Aggregate Excess Spread Amount                        30,106,993.81
                 Total Initial Spread Deposit Repayment               (15,000,000.00)
                                                                      ---------------
                 Certificate Distributable Amount                      15,106,993.81
                                                                      ===============